UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-22853

StoneCastle Financial Corp.

(Exact name of registrant as specified in charter)

152 West 57th Street, 35th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Joshua S. Siegel

StoneCastle Financial Corp.

152 West 57th Street, 35th Floor

New York, NY 10019

(Name and address of agent for service)

Copies of Communications to:

John P. Falco, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

(215) 981-4659

Registrant’s telephone number, including area code: (212) 354-6500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2013

www.stonecastle-financial.com

STONECASTLE FINANCIAL CORP.

Certain statements in this report are forward-looking statements. Discussions of specific positions, strategies or investments are for illustration purposes only and are not intended as recommendations of a position, strategy or investment. The forward-looking statements and other views expressed herein are those of StoneCastle Asset Management LLC and StoneCastle Financial Corp. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. StoneCastle Financial Corp. and Stone Castle Asset Management disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

[This Page Intentionally Left Blank.]

To Our Shareholders:

I am very proud to announce that 2013 marked a milestone as StoneCastle Financial Corp. (“StoneCastle Financial,” or the “Company”) broke new ground as the first publicly traded investment company dedicated to investing in community banks, an industry critical to the health of the U.S. economy. Embarking on this endeavor five years subsequent to the great recession, all of us at Stone Castle Asset Management LLC (“StoneCastle”) are proud to expand upon our long history of support to community banks and their investors. For the first time, thousands of healthy community banks that were unable to tap into the capital markets in the way big banks can, have access to a new source of capital. That capital can enable banks to increase their capacity for local lending, bring liquidity to their shareholders (through share repurchases) or acquire other banking institutions as the industry continues to consolidate into fewer, stronger banks.

We are also proud that the American Banking Association’s (“ABA’s”) subsidiary, the Corporation for American Banking, entered into an exclusive arrangement with the Company as a source of capital for their thousands of member banks. In its 100 year history, the ABA’s commercial arm has only endorsed two businesses as capital providers to its members, one of which is StoneCastle Financial.

I am pleased to share the following thoughts on the community banking industry, as well as the success of the Company as we move into 2014.

StoneCastle’s affiliated entities have been investing in community banks for more than a decade. At its core, community banking is a local business with local market relationships. This strong “local lender to local borrower” relationship has resulted in stable community bank performance, even throughout the recent financial crisis. Banks lend their customers’ deposits to businesses such as the auto repair shop, the dry cleaner and the flower shop. They lend money to local consumers to fund a college education, acquire their first car or buy their first house. They contribute to communities by investing in Little League teams, the Boy and Girl Scouts and other local charities and non-profit groups. In fact, community banks, while representing only 18% of the banking industry’s assets, provide almost 60% of the nation’s total small business loans made by banks. Small businesses are the engine of job growth in America, so community banks are doing more than their fair share in job creation and economic growth.

Nearly one out of twenty counties (representing more than 150 counties across the U.S.) has no other bank than its local community bank. These banks help neighborhoods grow at the grass roots of our society. The people who work in these banks are interwoven into their community’s fabric. StoneCastle Financial is excited to play a part in this local industry, as they work to re-kindle our country’s economic development. By investing in StoneCastle Financial you are helping to support local businesses in your own town or city.

Investing in community banks has been historically difficult: difficult for investors to find investments and difficult to subsequently sell those investments (90% of banks are privately owned and are not traded). Community bank investing is a specialty business that requires specific skills and relationships;

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it is not easily or quickly penetrated by newly formed competitors. StoneCastle and its affiliates are known as a trusted source of funding for community banks. StoneCastle has developed long-term relationships over a decade and is proud to have earned the respect of multiple generations of bank executives and directors, as well as national and state regulators and financial agencies. This long history and depth of knowledge cannot easily be replicated and has allowed StoneCastle and its affiliates to emerge as a recognized leader in this space.

At StoneCastle, our employees have become a community of believers in the critical mission of community banks. Our core principals demand honesty, transparency and fair dealing in our endeavors to serve our shareholders and the banks in which StoneCastle Financial will invest.

I am excited to work with an extremely talented group of professionals at StoneCastle. Our team includes those who have invested in banks and the assets of banks, worked at and managed banks, served as regulators, analyzed risk at rating agencies or been service providers to banks. As a result, we have a very strong mix of talents and capabilities that result in a deep understanding in, and bring unique insights into, what can make a bank investment successful or unsuccessful. I believe that these industry specific skills combined with our people’s integrity and our existing recognition as a leading voice in community banking sets us apart in the field.

I want to thank you for your trust and support and look forward to a healthy and prosperous 2014.

Yours Sincerely,

Joshua S. Siegel

Chairman & Chief Executive Officer

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About StoneCastle Financial Corp.

StoneCastle Financial Corp., a registered investment company, (the “Company”, “SCFC” or “StoneCastle Financial”) commenced operations in November of 2013 to predominantly make investments in community banks located throughout the United States. The Company’s investment objective is to provide stockholders with current income and, to a lesser extent, capital appreciation. The Company generally focuses its investments on preferred stock, subordinated debt, convertible securities and, to a lesser extent, common equity that will generally be expected to pay dividends or interest and generate capital gains over time. The Company may further enhance returns through the use of warrants, options or other equity conversion features.

Market Opportunity

The Company’s adviser, StoneCastle Asset Management LLC (“StoneCastle”, “we”, “us” or “our”), believes that the community banking sector is attractive due to the strong long-term performance of community banks and the general lack of investment competition from institutional investors. The Company attempts to capitalize on the ongoing capital needs of community banks. StoneCastle believes that the environment for investing in community banks is attractive for the following reasons:

Long-term Stability of Community Banking Sector. The community banking industry has a long history of generating stable earnings and historically has exhibited a low rate of failure despite popular opinion to the contrary. Since 1934, FDIC insured banks have performed, in terms of their default rates, comparably with BBB and BB Moody’s rated corporate bonds.

Large Fragmented Market. Community banks collectively control approximately $2.9 trillion of financial assets. Despite significant industry consolidation since 1980, there are still more than 6,700 FDIC-insured banks in the United States as of December 31, 2013. The majority (~98%) of these banks have less than $10 billion of assets and many only service their local communities. The highly fragmented nature of the industry poses significant challenges for potential investors seeking to implement a diversified investment strategy.

Constrained Supply of Capital. We believe that the supply of new capital available to community banks is extremely constrained and will remain so for many years. We also believe that there are many community banks with well-established franchises and cash flow characteristics that are not attracting capital from private equity or other institutional investors because: (i) they are perceived by such investors as risky due to their size; (ii) the companies are located in rural or niche markets that are unfamiliar to institutional investors, or (iii) the investments in these companies are too small given (a) the size of the target companies and (b) limitations on majority ownership dictated by certain banking regulations. We believe that these companies represent attractive investment candidates for us, and this lack of institutional investor interest and the inability of most community banks to access the capital markets will enable us to invest at attractive pricing levels.

Investment Summary

SCFC offers investors an opportunity to invest in a select group of what we believe to be well-run community banks (i.e., U.S. domiciled depository institutions with less than $10 billion of total assets) at historically low valuations, at a time when the industry appears to be poised for immense

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consolidation, a key historical driver of capital gains. SCFC has been exclusively endorsed by the American Bankers Association’s Corporation for American Banking (“ABA”) via its for-profit subsidiaries. According to the ABA, the American Bankers Association’s subsidiaries members account for nearly 90% of the bank industry’s total assets.

Investment Objectives

SCFC focuses on securities issued by community banks that have a history of stable earnings and profitability. In the case of investments with fixed dividends or interest, the continuity of these payments is paramount, and consequently SCFC seeks issuers that have business models that StoneCastle believes are stable over long periods of time. SCFC also seeks to generate capital gains by investing in banks using various equity strategies, including common equity, warrants, convertible securities and options. SCFC seeks to invest in equity-related instruments in circumstances where StoneCastle believes a company has the potential to generate above average growth or is undervalued. To a lesser extent, SCFC may also generate revenue in the form of commitment, origination, or structuring fees. In addition, SCFC focuses on community banks that StoneCastle believes will generate a steady stream of cash flow to pay dividends, as well as reinvest in their respective businesses. SCFC seeks to invest in community banks whose business models and expected future cash flows make them attractive M&A candidates, either as buyer or seller. These companies include candidates for strategic acquisition by other industry participants and companies that may conduct an initial public offering of common stock.

Investment Highlights

SCFC seeks to obtain investment income for our investors from various types of investments in the U.S. banking industry. In conjunction with a goal of earning income, SCFC also seeks to generate capital appreciation on our investments when practical and possible. Many of our investments will generate a tax-advantaged yield, due to a lower tax rate on qualified dividend income or capital gains, but other investments are taxed as ordinary income. Although SCFC is a public investment company, the company is structurally different than REITS and Business Development Companies (BDCs) in two important ways: we use less leverage and pay lower management fees to our advisor.

StoneCastle believes there are significant opportunities ahead, as banks are trading near historically low price to book multiples, currently at an average of 1.1x, down from 2.1x in 2004 which creates an environment more conducive to making investments that could generate capital gains. Larger public banks have historically traded at higher multiples than smaller banks; investments by SCFC can enable community banks to grow and potentially trade at the higher valuations of these larger banks. The health of banks has improved significantly, yet valuations still remain at or near historic lows. Further, many weaker banks have been closed or acquired, resulting in a healthier industry overall. Consolidation is expected to increase in 2014, with regulatory changes accelerating this trend.

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Community Bank Market Commentary

Five years removed from the start of the financial crisis, community banks, defined as banks with less than $10 billion in assets, are demonstrating their resilience to economic cycles. They are posting solid profitability (91.4% of banks are profitable) with significantly lower credit costs due to losses on bad loans. StoneCastle carefully monitors industry trends and conditions in order to properly monitor the Company’s investments and periodically reassess its investment strategy to adjust to market conditions.

Why do market conditions affect the health of banks?

Commercial banks and savings banks, in many ways, reflect the economic and demographic profile of the market or markets they serve. These depository institutions aggregate deposits from thousands of customers and then lend these funds back in their markets to finance real estate, businesses and consumers. Historically, these loans have been of relatively low risk because they are supported by either predictable cash flows or hard assets (real estate, automobiles, inventories, etc.) By definition, a bank is always taking some measure of risk, because there is always the chance the borrower will fail to repay 100% of their loan. A good bank balances the need to make loans, with taking acceptable levels of risk. Hence, to understand the health of a particular bank, and the industry at large, one must understand the health of the underlying markets.

While nearly every bank takes deposits and makes loans, the industry has several distinct types of banks. A key differentiator is size, which often dictates the business model of a bank and the risks it is willing to take to achieve its targeted return on equity:

Community Banks. With less than $10 billion in assets, these banks frequently serve a distinct geographic area, maybe one or two counties, focus on traditional business and real estate loans, and avoid higher risk and return businesses such as sub-prime lending, capital markets activities, derivatives, brokerage, forex, mortgage servicing or emerging markets. Their performance is correlated to their local market and its related industries.

Regional Banks. Generally defined as banks between $10 billion to $100 billion in assets, these banks share some of the attributes of the community banks as well as some of the attributes of larger money center banks (described below). They tend to take more risk than smaller community banks, serve a larger geographic area, have capital markets operations, asset management or insurance divisions and be involved in mortgage servicing. Regional bank’s economic performance is correlated mostly to regional economic trends. However, these banks are also more susceptible to national economic trends.

Money Center Banks. Generally defined as banks with more than $100 billion, and in some cases over $300 billion in assets and up to $2 trillion in assets, money center banks are highly correlated to national and global economic trends, the performance of the capital markets and movements of the Federal Reserve and other central banks globally. They have diversified operations which brings diversification by geography, industry and product line.

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These three broad business models are quite different, as are the customers they serve. Community banks predominantly serve local businesses and consumers. Their customer relationships often run deep and can involve multiple generations. As such, community banks have intimate knowledge of their customers, which we believe has provided community banks with an advantage over many of their peers alongside of their core focus of traditional banking, limiting strategy drift.

Local market economics and demographics drive the risk of the bank’s loan portfolio

A bank’s risk is often driven by the markets in which it operates. Large global banks have a materially different risk profile than a bank that operates in ten distinct towns. However, the deep knowledge a community bank has of local borrowers can provide an advantage when underwriting loans. As we have emerged from the recent financial crisis, the proof of a management team’s ability to underwrite local loans has played out on their balance sheets. Strong underwriting has been rewarded in the market place and the best management teams have been successful in creating significant shareholders value emerging from the crisis.

Credit quality continues to improve

Credit quality is important to a community bank, and to us, for several key reasons. First, when a bank has non-performing loans, its profitability is decreased because such loans do not pay interest. Second, these loans are required to be “written down” and reduced in value on the balance sheet, which in turn decreases a bank’s regulatory capital because of the loss of value. Third, when the amount of non-performing loans increases, it can distract management from its focus on growth and earnings, to instead focus on resolving these distressed loans, which takes time and creates significant expense.

After several years of tough conditions, the non-performing assets (loans that that are not paying interest as required) on banks’ balance sheets have decreased and banks continue to make progress in reducing credit costs. From a macro perspective, most metrics look positive. In addition, many institutions have moved past troubled assets either through successful restructurings, individual sales of other real estate owned (“OREO”) or bulk sales of non-performing loans. As asset quality has improved, loan loss provision expenses have decreased and loan loss reserves have been released, helping to improve earnings.

Asset Quality and Earnings Continue to Improve. It is important to understand the difference between non-performing loans and charge offs for a bank. When a loan borrower ceases to make payments on a loan, or fails to comply with their loan agreement, the loan becomes “non-performing”, and therefore is classified as a non-performing asset. When the bank sells the loan for a loss, writes the asset down on its balance sheet, or only receives a part of the loan balance when repaid, the bank takes a “charge-off” or loss on the loan. If a loan becomes non-performing but the bank does not suffer a loss, it does not have a long standing impact to the health of the bank.

Improving asset quality was a tailwind benefitting the industry’s bottom line in 2013, and it appears to continue to move in a positive direction. As of third quarter 2013, the amount of non-performing assets at community banks as percentage of their total assets fell to 1.94% from 2.61% a year earlier. This is down from its 2010 historical peak of 3.50% and is the first sub-2% reading since third quarter 2008, the unofficial start of the financial crisis.

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Loan losses declined by almost one-half from the previous year, with net charge-offs totaling $11.7 billion in the quarter, down $10.5 billion (47.4%) from third quarter 2012. This is the lowest quarterly total for charge-offs since third quarter 2007. All major loan categories had year-over-year declines in charge-offs. These are noteworthy milestones on the industry’s road to recovery. You will note in the table below that community banks continue to outperform their larger competitors by recognizing lower losses on their loans. We believe that the close connection between these smaller banks and their local customers along with good collateral and personal guarantees on most loans, contributed to the smaller amount of charge-offs.

Net-Charge Offs by Bank Size

	First 9 months of 2013	First 9 months of 2012
Community Banks (< $10 Billion in assets)	0.36%	0.66%
Regional Banks ($10B to $100 Billion in assets)	0.80%	1.01%
Money Center Banks (> $100 Billion in assets)	0.83%	1.39%
Source: FDIC

Earnings Continue to Improve. Community banks posted an annualized return on assets (ROA) of 104 bps in the first nine months of 2013, improved from 99 bps in the prior period. The improvement was driven by a reduction in loan loss provisioning (18 bps of assets versus 37 bps) on less net charge-offs, as well as, reduced losses on other real estate owned (OREO) sales of 2 bps versus 6 bps. Across the industry, return on equity (ROE) recorded continued solid performance. Annualized ROE was 9.20% in the first nine months of 2013, improved from an annualized ROE of 8.83% in the same period during 2012. You will note in the table below that despite their smaller size, community banks’ ROA continues to perform in line with their larger competitors.

Return on Assets by Bank Size

	First 9 months of 2013	First 9 months of 2012
Community Banks (< $10 Billion in assets)	1.04%	0.99%
Regional Banks ($10B to $100 Billion in assets)	1.01%	1.17%
Money Center Banks (> $100 Billion in assets)	1.07%	0.97%
Source: FDIC

Improved sentiment from business owners is evidenced by increased demand for loans

With many markets experiencing modest local growth, there has been a continued battle for new loans given tepid demand. Community banks have reported that they have been successfully sourcing new loans often through loyal local customers. In addition, small business owners have reported they are becoming more comfortable with improving economic conditions. We hope to see this offset a reduction in demand from new home purchases and refinancings as mortgage rates have risen from their lows. However, in the financial recovery, certain local markets have benefitted more than others. The general trend is neutral to improving with real estate prices having stabilized and employment opportunities increasing.

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Community Bank Loan balances rise by $27 billion. Banks are required to maintain a ratio of equity capital to their total assets sufficient to meet the definition of “well capitalized” as prescribed by federal banking rules and the FDIC. As loan balances grow, a bank’s deposits must also grow and the bank must raise more capital to maintain its capital ratios. StoneCastle makes capital investments into community banks and as a result, this could result in more opportunities for SCFC to invest.

Loan growth continues, with signs of improvement beginning in third quarter 2013, with a 5.4% annualized increase for the total industry compared to a 2.8% increase in Q3 2012. Bank assets increased by $191.1 billion (1.3 percent) in Q3, while loan and lease balances rose for the eighth time in the last ten quarters, increasing by $69.7 billion (0.9%). Overall growth in commercial business loans, commercial real estate and farm lending were the primary drivers of loan growth in this latest quarterly report. In fact, community banking’s industry loan to asset ratio is now 62.8%, its highest posting since fourth quarter 2010.

Commensurately, the banking industry’s deposit growth also reached new heights. As of Q3, 2013 banks had a deposit to asset ratio of 80.6%, its highest point in over 20 years. Deposits increased by $247.8 billion (2.3%) in Q3 2013 but most of the growth—$235.6 billion—occurred in accounts with balances greater than $250,000.

Persistently low interest rate environment creates short term pressures

The interest rate environment is important to community banks, consumers and businesses alike. A majority of a community bank’s income often comes from net interest margin (the difference between the interest earned on loans and investments, and the rate paid on deposits and other borrowings). As the rate environment has compressed, community banks have successfully retained deposits while simultaneously lowering rates on the accounts, thereby retaining their margin. If interest rates begin to move up, new loans may become more difficult to source as businesses may be less inclined to borrow at higher costs until offset by their growth in operations.

Industry data appears to show banks preparing more for rising rates by modifying their liabilities and shifting towards different loan products. Banks investment portfolios which are mostly fixed income securities may come under price pressure because fixed rate loans generally decrease in price when rates increase. However, with the oversight of their regulators, managing interest rate exposure is a core responsibility of any bank. Higher interest rates historically created higher bank net interest margins, which could improve their future profitability.

Net Interest Margins and Interest Rates. Financial results for banks in 2012 were buoyed by extremely low long-term rates, with the 10-year treasury yield below 2% for most of the year. This low interest rate environment drove gains on loan sales, mostly single family mortgages, to 28 bps and securities gains to 7 bps. In 2013, those same sources of profitability abated somewhat to 24 bps and 3 bps, respectively, as long-term rates rose to levels approaching 3%, post the Federal Reserve’s announcement of its intent to taper quantitative easing.

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The lagging effects of lower long-term rates and a flatter yield curve reduced net-interest margins to 3.71% for the first nine months of 2013. However, it is notable that the industry’s rekindled focus on interest rates and the shape of the yield curve, rather than troubled assets, is a sign the industry continues to positively move beyond the financial crisis.

Many industry participants welcomed the rise in long-term interest rates. A steeper yield curve can generate higher spread-based income for community banks. We began to see this on a quarter over quarter basis in Q3 2013, when community bank net interest margins improved 8 bps to 3.78% from Q2 2013. We are particularly focused on the short-end of the interest rate curve, which will raise funding costs and may compress margins depending on the mix of floating rate or fixed rate loans held at a given bank. You will note in the table below that community banks continue to outperform their larger competitors in net interest margin.

Net Interest Margins by Bank Size

	First 9 months of 2013	First 9 months of 2012
Community Banks (< $10 Billion in assets)	3.71%	3.78%
Regional Banks ($10B to $100 Billion in assets)	3.64%	3.73%
Money Center Banks (> $100 Billion in assets)	2.98%	3.24%
Source: FDIC

We note with particular concern that with low short-term rates, many community banks moved to the longer-end of the yield curve seeking higher returns (primarily fixed-rate residential mortgages and long dated securities). Should interest rates begin to trend higher, we will watch for banks having a ‘drag’ on their earnings from having purchase long dated fixed rate investments. Additionally, we will watch closely for banks that purchased longer dated investments and would have to recognize a fair value loss due to the inherent loss of value a fixed rate investment suffers when interest rates rise. However, longer term, higher interest rates should lead to higher net interest margins and higher returns on equity.

The bank regulatory environment is always changing, but banks adapt

As a bank investor, comfort is gained through a few important facts as it relates to regulation. The average age of a bank in America is more than 70 years. Therefore, most banks have been through many economic cycles and regulatory changes. As an industry, they have adapted well. Thoughtful and balanced regulations are critical to the industry and can help bring consistency and stability to earnings.

A significant focus on new financial regulatory changes has been evident in Washington and the numerous regulatory bodies that oversee banking. Implementation and interpretation of the Dodd-Frank Act along with the Volcker Rule, certain provisions from the Consumer Financial Protect Board and BASEL III, will continue to preoccupy many banks. These regulations are driving important changes and we believe that many of them have the potential to reduce risk in the banking system as well as provide a framework for delivering better products to consumers. The challenge banks face is that some of these regulatory changes may constrain their ability to operate flexibly, increase compliance costs and limit their ability to take on new lines of business.

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We are carefully watching the implementation of new regulations and have applauded the job done by regulators to recognize the differences between the largest banks and the community banks. Community banks have won some exceptions to new regulations that would have meaningfully increased their compliance expenses. However, we do expect higher overall compliance expenses from all banks and believe some of these expenses will be passed onto consumers to allow banks to maintain their level of profitability.

Community bank business model and consolidation

Community banks typically grow in a few ways: a) loan growth from local economic expansion, b) taking market share from their competitors, c) expanding into new markets or d) acquiring other banks or branches. Community bank consolidation has been expected over the last few years, but appears to have increased in pace only in the past few calendar quarters as valuations, of both the buyer and seller, have recovered. While a few years prior many banks were focused on bidding on distressed banks through the FDIC, attention has turned to unassisted transactions. Mergers of equals have been cheered by investors, as benefits from scale are being rewarded by the equity markets. We expect acquisitive activity to continue, however the acquiring management teams will be selective about their targets.

Industry M&A and Consolidation. Banks typically become more economically efficient as they grow in size. As a bank grows, its fixed costs are spread over a larger base of assets, increasing the return on equity and return on assets. Efficiency through scale, which does have diminishing benefits as the size becomes large, can also enable a bank to invest in new technology or new lines of business to improve customer experience.

Increased regulations have increased the fixed operating cost for a bank. Due to modest loan growth and low valuations, some banks will seek to merge to achieve scale. Consolidation is generally good for bank investors because it often leads to an increase in the value of the banks in which we invest. Community bank consolidation continued in the first nine months of 2013. During this period, 289 community banks ceased operations as independent companies (4.1% in absolute numbers). This is compared to 258 banks (3.4%) in the same period during 2012. As a point of reference, in 2010, approximately 50% of the bank consolidation was driven by regulatory action.

While banks under $10 billion in assets have significantly declined in numbers over the last 20 years, from 13,261 in 1993 to 6,792 as of Q3 2013, the assets under their control has not materially changed, from $2.91 trillion to $2.85 trillion, respectively.

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Select Data on Community Banks (Under $10B in Assets)*

	Nine months ended
	9/30/2013	9/30/2012
Structural
# of Institutions	6,792	7,081
Failures	22	43

Condition Ratios
Total Assets ($M)	$2,853,353	$2,860,779
Nonperforming Asset Ratio	1.94%	2.61%
Leverage Ratio	10.70%	10.50%
Total Risk-Based Capital Ratio	16.71%	16.86%
Loans to Assets	62.79%	61.67%
Deposit to Assets	80.62%	80.37%

Performance Ratios (all annualized)
Return on Average Assets (AA)	1.04%	0.99%
Net interest Margin (ann.)	3.71%	3.79%
Return on Equity (ann.)	9.20%	8.83%
Loan Loss Provisions (LLP) to AA	0.18%	0.37%
LLP to Net Charge-offs	78.57%	88.55%

Source: FDIC, SNL Financial, StoneCastle Asset Management

*	Information does not reflect the Company’s performance or that of any of its holdings. Past performance is not indicative of future results.

Conclusion

We believe the health of community banks (over 6,000 companies) has returned. Bank valuations appear to be improving but have significant upside potential from these historically low levels. In addition we further believe stronger banks seeking growth to become more efficient through scale will create investment opportunities for us to help fund these mergers and generate capital gains over the long term for our investors.

Despite the apparent improvements in the economy and the banking industry, we continue to proceed with caution to find the best opportunities for our investors, while always seeking to minimize the risks inherent in investments. Our focus continues to be finding value in strong management teams operating in stable markets. We will use all the tools at our disposal in an attempt to achieve our target returns. Community banks across the country have a long-track record of dealing with volatile interest rates, ever changing regulatory policies and ever-changing market conditions. We believe the current market presents significant opportunities for community banks and patient investors alike.

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Disclaimer

This letter contains and was prepared on the basis of information, statistics and other data obtained and compiled in part from third-parties and publicly available sources prior to the date hereof, including information from FDIC and SNL Financial LC. Such information has not been independently verified by StoneCastle or the Company. StoneCastle has relied on information provided by or from third party or public sources as complete, true, fair, accurate and not misleading. No warranty or representation, express or implied, is being made as to the accuracy, completeness or reasonableness of the information contained in this presentation whether obtained from or based upon third party or public sources or otherwise. Information in this letter is given as of the date hereof, may not be final, is based on information available to StoneCastle as of the date hereof, is subject to any assumptions set out herein and is subject to change without notice. It should be understood that subsequent developments may affect StoneCastle’s views in this letter and StoneCastle does not undertake any obligation to provide any additional information or to update any of the information or the views contained herein or to correct any inaccuracies which may become apparent.

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Dividends and Distributions

Dividends from net investment income are declared and paid on a quarterly basis. Distributions of net realized capital gains, if any, will be made at least annually. It is the Company’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to “regulated investment companies” or “RICs” and to distribute substantially all of its taxable income to its shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Company may at times pay out more or less than distributable income earned in any particular quarter. The Company’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Summary of Current Dividend

	Distribution(a)	Annualized(b)
Dividend Distribution	$0.28	$2.02

(a)	The dividend distribution covered the 50 day period from the launch of the Company on 11/13/2013 to the dividend payout date of 1/2/2014.
(b)	The annualized figures do not provide a forecast of dividends or distributions, dividend yield, distribution rates or market value. The Company’s quarterly distributions may be from net investment income, capital gains or return of capital. The dividend yield, distribution rate and income amounts reflect past amounts distributed and may not be indicative of future rates or income amounts. Distribution rates and amounts can change at any time.
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Dividend Reinvestment Plan

We have a common stock dividend reinvestment plan for our stockholders. Our plan is implemented as an “opt out” dividend reinvestment plan. As a result, if a stockholder participates in our Automatic Dividend Reinvestment Plan (“Plan”) all distributions will automatically be reinvested in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder will receive distributions in cash.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by (i) dividing the total dollar amount of the dividends payable to such stockholder by (ii) 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market for the five trading days immediately prior to the valuation date to be fixed by our board of directors.

In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing (i) the total dollar amount of the dividends payable to such stockholder by (ii) the weighted average purchase price of such shares.

We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value.

14

Portfolio Data

As of December 31, 2013

	Total Market Value	% of Total Investments	# of Issuers(1)
Total Long-Term Investments	$26,590,879	24.4%	17
Primary Issuance	1,480,925	1.4%	1
Secondary Issuance	25,109,954	23.0%	16
Fixed Rate Securities	8,703,864	8.0%	13
Step-up Rate Securities(2)	17,887,015	16.4%	4
Floating Rate Issuance	—	0.0%	—

(1)	Issuers in which SCFC holds direct and indirect investments.
(2)	Includes securities that are not indexed to market interest rates but will adjust upwards (step up) to a fixed rate in the future on predetermined dates.

Summary Characteristics of Bank Issuers(1)

Weighted Average(2)
Assets (000s)(3)	$3,900,455
Capital (000s)	$442,688
Loans (000s)	$2,699,918
Loans to Deposits	83.3%
Equity/Assets	10.2%
Tier 1 Risk-Based Capital Ratio	14.2%
Loans/Assets	68.6%
ROA	0.8%
ROE	8.7%
NPAs/Assets	2.2%
NPAs/Equity Capital & Reserves	20.0%

(1)	The term “Bank Issuers” as used herein refers to banks or holding companies thereof and includes issuers in which we have direct and indirect investments.
(2)	For purposes of this table, the median and weighted average calculations are based on the Bank Issuers in which SCFC directly and indirectly holds investments; with respect to direct investments that are secured by obligations issued by Bank Issuers (each a “Secured Bond”), the weighted average is calculated by prorating the market value of the Secured Bond among the obligations issued by the underlying Bank Issuers that collateralize such Secured Bond. The calculations were prepared by the Company based on information obtained from FDIC and SNL Financial.
(3)	Median Total Assets (000s) is $1,560,571.
15

Distribution by Size of Bank Issuer

Size of Bank Issuer	Number of Bank Issuers	Bank Issuers as a % of Long-Term Investments
Assets > $10 Billion	1	0.4%
$3 Billion < Assets ≤ $10 Billion	5	35.4%
$1 Billion < Assets ≤ $3 Billion	5	55.0%
$300 Million < Assets < $1 Billion	6	9.2%
$150 Million < Assets < $300 Million	0	0.0%
Assets < $150 Million	0	0.0%
Total	17	100.0%
16

STONECASTLE FINANCIAL CORP.

Schedule of Investments

As of December 31, 2013

Company	Industry	Investment	# of Shares/ Par Amount	Market Value
Long-Term Investments - 24.6%
Preferred Securities - 17.9%
Preferred Stock - 16.5%
Farmers Capital Bank
Corporation	Banking	Fixed Rate Cumulative Perpetual Preferred Stock Series A
		(5% through 2/14/2014, 9% thereafter)	5,494	$5,136,890
First Financial Holdings, Inc.	Banking	Fixed Rate Cumulative Perpetual Preferred Stock Series A
		(5% through 2/14/2014, 9% thereafter)	5,494	5,452,795
LNB Bancorp, Inc.(1)	Banking	Fixed Rate Cumulative Perpetual Preferred Stock Series B
		(5% through 2/14/2014, 9% thereafter)	5,839	5,839,000
United Community Banks,	Banking	Fixed Rate Cumulative Perpetual Preferred Stock Series B
Inc.(2)		(5% through 2/14/2014, 9% thereafter)	1,458	1,458,330
		Subtotal - Preferred Stock		17,887,015
Convertible Preferred Stock - 1.4%
First Citizens Banc Corp	Banking	Depositary Shares Representing a 1/40th Interest in a 6.50%
		Noncumulative Redeemable Convertible Perpetual Preferred
		Share, Series B	59,001	1,480,925
		Subtotal - Convertible Preferred Stock		1,480,925
		Total Preferred Securities		19,367,940
Debt Securities - 6.7%
Preferred Term Securities,	Banking	Fixed Rate Mezzanine Notes Due September 15, 2030
Ltd./Preferred Term		(9.74% matures 9/15/2030, 144A)	$931,807	871,240
Securities, Inc.
MMCapS Funding I, Ltd./	Banking	Fixed Rate Mezzanine Notes Due 2031	8,597,901	6,351,699
MMCapS Funding I, Inc.		(9.48% matures 6/15/2030, 144A)
		Total Debt Securities		7,222,939
		Total Long Term Investments (Banking Industry)		26,590,879
Short-Term Investments -76.2%
Morgan Stanley	Diversified	Institutional Share Class #8304	82,578,183	82,578,183
Institutional Liquidity
Funds—Treasury Portfolio
		Total Short-Term Investments (Cost $82,578,183)		82,578,183
		Total Investments (Cost $109,541,762)(3)(4) - 100.8%		109,169,062
		Other assets and liabilities, net - (0.8%)		(830,961)
		Total Net Assets - 100.0%		$108,338,101

(1)	Redeemed in full on January 17, 2014.
(2)	Redeemed in full on January 16, 2014.
(3)	Cost values reflect accretion of market discount.
(4)	All investments are income producing assets.

See Accompanying Notes

17

Portfolio Holdings

As of December 31, 2013

Geographic Distribution of Bank Issuers(1)

State	% of Total Investments(2)
Ohio	6.8%
South Carolina	5.0%
Kentucky	4.7%
Minnesota	1.9%
Florida	1.9%
Kansas	1.9%
Georgia	1.4%
West Virginia	0.3%
Indiana	0.2%
New York	0.1%
Maryland	0.1%
Texas	0.1%
24.4%

(1)	The term “Bank Issuers” as used herein refers to banks or holding companies thereof and includes issuers in which we have direct and indirect investments.
(2)	For purposes of this table the calculation of the percentage of total Long-Term Investments are based on the Bank Issuers in which SCFC directly and indirectly holds investments. With respect to direct investments that are secured by obligations issued by Bank Issuers (each a “Secured Bond”), the percentage was calculated by prorating the market value of the Secured Bond among the obligations issued by the underlying Bank Issuers that collateralize such Secured Bond and dividing each such amount by total Long-Term Investments. At December 31, 2013, Bank Issuers comprised 100% of Long-Term Investments. The calculations were prepared by the Company based on information obtained from FDIC and SNL Financial.
18

STONECASTLE FINANCIAL CORP.

Statement of Assets and Liabilities

As of December 31, 2013

ASSETS
Long-Term Investments at fair value (cost $26,963,579)	$26,590,879
Cash and cash equivalents	82,578,183
Receivable for investment securities redeemed	1,047,746
Interest receivable	59,861
Total assets	110,276,669

LIABILITIES
Payable for offering costs	191,659
Dividend payable	1,314,893
Investment advisory fee payable	81,261
Directors’ fees payable	31,158
Administrator expense payable	50,476
Accrued expenses	269,121
Total liabilities	1,938,568
NET ASSETS	$108,338,101

NET ASSETS consist of:
Par value	4,696
Paid in capital	110,020,998
Distributions in excess of net investment income	(1,314,893)
Net unrealized depreciation on investments	(372,700)
Total Net Assets	$108,338,101
Net assets applicable to 4,696,048 shares of $0.001 par value common stock outstanding
Net asset value per share	$23.07

See Accompanying Notes

19

STONECASTLE FINANCIAL CORP.

Statement of Operations

For the period from November 13, 2013 to December 31, 2013

INVESTMENT INCOME
Dividends	$2,906
Interest	3,376
Total Investment Income	6,282

EXPENSES
Investment advisory fees	81,261
ABA marketing and licensing fees	83,333
Directors fees	31,158
Administrator fees	50,476
Audit fees	47,500
Professional fees	32,094
Transfer agent and custodian fees	13,398
Miscellaneous fees	92,796
Total expenses	432,016
Net Investment Loss	(425,734)
Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	136,541
Net unrealized depreciation on investments	(372,700)
Net realized and unrealized loss on investments	(236,159)
Net Decrease in Net Assets Resulting From Operations	$(661,893)

See Accompanying Notes

20

STONECASTLE FINANCIAL CORP.

Statement of Changes in Net Assets

For the period from November 13, 2013 to December 31, 2013

OPERATIONS:
Net investment loss	$(425,734)
Net realized gain on investments	136,541
Net unrealized depreciation	(372,700)
Net decrease in net assets resulting from operations	(661,893)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions in excess of net investment income	(1,314,893)

CAPITAL SHARE TRANSACTION:
Issuance of common stock (net of underwriting fees and offering costs)	110,214,862
Total increase in net assets	$108,238,076
Net Assets:
Beginning of period	100,025
End of period (including distributions in excess of net investment income)	$108,338,101

SHARES OUTSTANDING:
Beginning of period	4,001
Shares sold	4,692,047
End of period	$4,696,048

See Accompanying Notes

21

STONECASTLE FINANCIAL CORP.

Statement of Cash Flows

For the period from November 13, 2013 to December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(661,893)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of discounts	(63)
Purchases of investments	(55,388,645)
Investment securities redeemed	28,561,670
Receivable on securities redeemed	(1,047,746)
Net unrealized depreciation on investments	372,700
Net realized gain on investments	(136,541)
Investment advisory fee payable	81,261
Directors’ fees payable	31,158
Administrator expense payable	50,476
Accrued expenses	269,122
Interest receivables	(59,861)
Net cash used in operating activities	(27,928,362)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of common stock	117,301,175
Underwriting fees for issuance of common stock	(5,865,059)
Offering costs paid	(1,029,596)
Net cash provided by financing activities	110,406,520
Net increase in cash and cash equivalents	82,478,158
Cash and cash equivalents, beginning of period	100,025
Cash and cash equivalents, end of period	$82,578,183

See Accompanying Notes

22

STONECASTLE FINANCIAL CORP.

Financial Highlights

For the period from November 13, 2013 to December 31, 2013

PER SHARE OPERATING PERFORMANCE:

Net Asset Value, beginning of period(1)	$23.49
Net investment income/(loss)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.05)
Total from investment operations	(0.14)

Distributions to shareholders in excess of net investment income	(0.28)
Net Asset Value, end of period	23.07
Net Assets, end of period	$108,338,101

Market value, end of period	$24.56
Total investment return based on market value(2)	-0.62%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:(3)
Ratio of operating expenses	3.04%
Ratio of net investment income (loss)	-3.00%

SUPPLEMENTAL DATA:
Portfolio turnover rate(4)	81%

(1)	Net asset value at beginning of period reflects a deduction of $1.51 per share of sales load and offering expenses from the initial public offering price of $25 per share.
(2)	Assumes the return for a shareholder since inception including $0.28 dividend participating in the Dividend Reinvestment Program. Not Annualized. Investment return does not reflect any sales load. Past performance is not indicative of future results.
(3)	Annualized ratio; average of i) net asset value at 12/31/13 and ii) capital raised from initial sale of 4.4 million shares less sales load and upfront offering expenses recognized during reporting period.
(4)	Not annualized.
23

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Note 1—Organization

StoneCastle Financial Corp. (“SCFC” or the “Company”) is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which commenced investment operations on November 13, 2013. In addition, SCFC has elected to be treated for tax purposes as a regulated investment company, or ’‘RIC’’ under Subchapter M of the Internal Revenue Code of 1986, as amended (the ’‘Code’’).

SCFC’s primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation, through preferred equity, subordinated debt and common equity investments in U.S. domiciled community banks.

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by SCFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires the board of directors, inclusive of the sub-committees, and our adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents. SCFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Investment Valuation. The most significant estimates made in the preparation of the Company’s financial statements are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

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Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2—Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its board of directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC’s board will also review valuations of such investments provided by the Advisor. Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if SCFC’s Advisor determines that the value

25

of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our board of directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Preferred Securities. The fair value of perpetual preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions). When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

Exchange-Traded Securities. SCFC may invest in exchange-traded securities for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. The Company’s policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported “bid” price if held long, and last reported “ask” price if sold short. Exchange-traded securities are generally categorized as Level 1 or 2 in the fair value hierarchy, depending on trading volume levels.

Debt Securities. Under procedures established by our board of directors, we value secured debt, unsecured debt, and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers if available. If not available or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values may involve subjective judgments and estimates.

26

The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-50 at December 31, 2013, were as follows:

	Fair Value Measurements at Reporting Date
Assets	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Value at December 31, 2013
Debt Securities	$–	$7,222,939	$–	$7,222,939
Preferred Stock	–	12,750,125	5,136,890	17,887,015
Convertible Preferred Stock	–	1,480,925	–	1,480,925
Money Market Fund	82,578,183	–	–	82,578,183
Total	$82,578,183	$21,453,989	$5,136,890	$109,169,062

The Company’s Level 3 investments have been valued using unadjusted third party quotations. Significant increases (decreases) in these inputs would result in a significantly higher (lower) fair value measurement. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of its investments as of December 31, 2013.

For fair valuations using significant unobservable inputs U.S. GAAP requires SCFC to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires SCFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

Preferred Stock
Balance at November 13, 2013	$–
Realized gains including earnings	–
Unrealized depreciation on Investments	(358,584)
Purchases	5,495,474
Sales	–
Transfers into level 3	–
Transfers out of level 3	–
Balance at December 31, 2013	$5,136,890

Securities Transactions, Investment Income and Expenses. Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

27

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by SCFC, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Note 3—Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

StoneCastle Asset Management LLC (“Advisor”), a subsidiary of StoneCastle Partners, LLC (“StoneCastle Partners”), serves as investment adviser to SCFC pursuant to a management agreement with SCFC (the “Management Agreement”). For its services as the investment adviser, the Advisor is entitled to receive a fee at the annual rate of 1.75% of SCFC’s total assets. SCFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of SCFC’s assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings, except that, (i) until SCFC has invested at least 85% of the net proceeds received from the sale of SCFC’s common stock from the initial public offering, SCFC will reduce the management fee so that the portion of the management fee payable with respect to SCFC’s assets held in cash and cash equivalents will be equal to 0.0625% (0.25% annualized); and (ii) for the first twelve months following the closing of this offering, SCFC will reduce the management fee otherwise charged at 0.4375% per quarter to 0.375% per quarter (1.5% annualized).

SCFC has not reached the 85% investment threshold and therefore has incurred a management fee of $81,261 based upon 0.0625% of the $82.6 million in Cash and Cash Equivalents plus .375% of the $26.6 million of Long-Term Investments at fair value pro-rated for the period ending December 31, 2013.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as SCFC’s administrator (“Administrator”). As Administrator, BNY Mellon calculates the net asset value of SCFC’s shares attributable to Common Stock and generally assists in all aspects of SCFC’s administration and operation. As compensation for BNY Mellon’s services as Administrator, SCFC incurred $50,476 of expenses for the period ended December 31, 2013.

Computershare also serves as SCFC’s common stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for Computershare’s services as Transfer Agent, SCFC has incurred $6,417 of expenses for the period ended December 31, 2013.

The Bank of New York Mellon (the “Custodian”) serves as SCFC’s custodian. As compensation for the Custodian’s services, SCFC has incurred $6,981 of expenses for the period ended December 31, 2013.

SCFC currently pays each Director who is not an officer or employee of the Advisor a fee of $45,000 per annum, plus $1,000 for each in-person meeting of the board of directors or committee meeting. The chairman of SCFC’s audit committee and the chairman of SCFC’s risk management committee are

28

each to be paid an additional amount not expected to exceed $10,000 per year. Directors will not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested directors do not receive any compensation from SCFC. SCFC has incurred $31,158 of Directors fees for the period ended December 31, 2013.

In order to execute its business strategy, SCFC relies on its Advisor’s and its affiliates’ strong reputations and deep relationships with issuers, underwriters, financial intermediaries and sponsors, as well as our exclusive investment referral and endorsement relationships with CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the American Bankers Association (“ABA”). Pursuant to the agreements governing these relationships, CAB Marketing, LLC assists SCFC with the promotion and identification of potential investment opportunities through marketing campaigns, placements at ABA events and introductions to banks seeking capital. In addition, CAB, L.L.C. has granted to SCFC a license to use the CAB name, “Corporation for American Banking,” in connection with these marketing efforts. SCFC’s marketing costs are the fees SCFC pays for these services.

Pepper Hamilton LLP serves as the legal counsel to SCFC. As compensation for its services, SCFC has incurred $12,580 of expenses for the period ending December 31, 2013.

Rothstein Kass & Co serves as SCFC’s auditors. As compensation for its services, SCFC has incurred $47,500 of expenses for the period ending December 31, 2013.

Note 4—Purchases, Sales and Redemptions of Securities

For the period ended December 31, 2013 (i) the cost of purchases was $55,394,721, (ii) the proceeds from sales of securities excluding Short-Term Investments was $0, and (iii) the redemptions of securities was $28,695,670. At December 31, 2013, the aggregate cost basis of securities for federal income tax purposes was $26,963,579 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $372,700.

Note 5—Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, SCFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

29

SCFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires SCFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. SCFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, SCFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. Net assets were not affected by these adjustments. For the year ended December 31, 2013, these adjustments increased distributions in excess of net investment income by $425,734, decreased accumulated net realized gain on investments by $136,541, and decreased paid-in capital by $289,193. The primary reason for these reclassifications relate to short-term gains being reported as ordinary income for federal income tax purposes and current year write-off of net operating loss. The differences between the book and tax basis components of distributable earnings related primarily to the timing of the dividend distributions.

The Company declared a $0.28 per share dividend on December 13, 2013 which was paid on January 2, 2014. As a result of the Company not having earnings and profits for the year ended December 31, 2013, the tax character of this distribution will be available at the end of 2014.

At December 31, 2013, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by SCFC were as follows:

Federal tax cost	$26,963,579
Gross unrealized appreciation	$34,955
Gross unrealized depreciation	($407,655)
Net unrealized depreciation	($372,700)

Pursuant to federal income tax rules applicable to regulated investment companies, SCFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2013 and ending December 31, 2013, any amount of losses elected within the tax year will not be recognized for federal income tax purposes until 2014. For the period ended December 31, 2013, SCFC had no ordinary income, short-term or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2013 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), SCFC is permitted to carry forward capital losses incurred for an unlimited period. For the period ended December 31, 2013, SCFC had no accumulated capital loss carry forwards.

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Note 6—Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company’s prospectus as well as other Company regulatory filings.

Investment and Market Risk. An investment in the Company’s common shares (“Common Shares”) is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk. Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk. The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Leverage Risk. The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful.

Call/Prepayment and Reinvestment Risk. If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares’ market price or the overall return of the Company.

Risks of Concentration in the Banking Industry/Financials Sector. Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

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Regulatory Risk. Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Basel III protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk. The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk. Investment of the Company’s assets in illiquid and restricted securities may restrict the Company’s ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company’s operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

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Note 7—Indemnification

In the normal course of business, SCFC may enter into contracts that provide general indemnifications. SCFC’s maximum exposure under these arrangements is dependent on claims that may be made against SCFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Under the SCFC’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to SCFC.

Note 8—Other Income

Other income includes closing fees, or origination fees, associated with primary investments in portfolio companies. Such fees (if earned) are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring. SCFC had no such income for the period ended December 31, 2013.

Note 9—Capital Share Transactions

As of December 31, 2013, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, SCFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, SCFC issued 4,001 shares of common stock. On November 13, 2013, SCFC sold 4,400,000 shares of our common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 SCFC sold an additional 125,000 shares and 167,047 shares, respectively, of our common stock at a public offering price of $25.00 per share pursuant to the underwriters’ exercise of the over-allotment option. Total shares issued and outstanding at December 31, 2013 were 4,696,048.

Note 10—Subsequent Events

Management has evaluated the impact of all subsequent events on the company and has determined that the following are the only required disclosures in the financial statements:

Subsequent to the fiscal year end on December 31, 2013, preferred stock issued by LNB Bancorp and United Community Bank were redeemed with proceeds totaling $7,358,750, resulting in realized short term gains of $61,771.

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Auditor’s Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

StoneCastle Financial Corp.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of StoneCastle Financial Corp. (the “Company”) as of December 31, 2013, and the related statements of operations, changes in net assets, cash flows and financial highlights for the period November 13, 2013 to December 31, 2013. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on th effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made my management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of StoneCastle Financial Corp. as of December 31, 2013, and the results of its operations, changes in net assets, cash flows and financial highlights for the period November 13, 2013 to December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Rothstein Kass

Roseland, New Jersey

February 24, 2014.

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Board Approval of the Management Agreement

At a meeting held on September 4, 2013, the Company’s board of directors, including those directors who are not “interested persons” as such term is defined in the Investment Company Act of 1940 (“Independent Directors”), reviewed and approved the management agreement prior to the commencement of the Company’s operations. In considering the approval of the management agreement, the board was apprised of its duties in connection with the approval of an investment advisory contract by legal counsel and evaluated information provided by the Advisor and considered various factors, including the following:

—	The board reviewed the nature, extent and quality of the investment advisory and administrative services to be provided to the Company by the Advisor and found them sufficient to encompass the range of services necessary for the Company’s operation.

—	the board reviewed and considered, to the extent publicly available, the management fee arrangements of investment companies with similar business models.

—	The board considered the extensive experience of the members of the Advisor’s investment committee with respect to the specific types of investments in which the Company expects to invest, and their past experience with similar kinds of investments. The board discussed numerous aspects of the investment strategy with members of the Advisor’s investment committee and also considered the potential flow of investment opportunities resulting from the relationships of the Advisor’s investment committee and investment professionals within the investment community.

—	The board considered the extent to which the provisions of the management agreement (other than the fee structure which is discussed above) were comparable to the management agreements and administration agreements of investment companies with similar business models and concluded that its terms were satisfactory and in line with market norms. In addition, the board of directors concluded that the services to be provided under the management agreement were reasonably necessary for the Company’s operations, and the payment terms were fair and reasonable in light of usual and customary charges.

—	The board considered the manner in which the Advisor would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the management agreement. The board considered how this structure was comparable to that of investment companies with similar business models.

Based on the information reviewed and the discussions among the members of the board, the board, including all of our Independent Directors, approved the management agreement and concluded that the management fee rates were reasonable in relation to the services to be provided.

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Management

Board of Directors and Executive Officers

SCFC’s business and affairs are managed under the direction of its board of directors. Accordingly, the board of directors provides broad supervision over SCFC’s affairs, including supervision of the duties performed by the Advisor. The Advisor is responsible for its day-to-day operations. The names, ages and addresses of the directors and officers and specified employees of the Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he/she is elected and until his/her successor is duly elected and qualifies, or until he/she resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director is c/o StoneCastle Partners, 152 West 57th Street, 35th Floor, New York, New York 10019. The board of directors will initially consist of three directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “Investment Company Act”) of the Advisor or its affiliates and two directors who are “interested persons.” The directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and are referred to as “independent directors.” Directors who are “interested persons” (as defined in the Investment Company Act) are referred to below as “interested directors.” Under the certificate of incorporation, the board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of the stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Interested Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Joshua S. Siegel	42	Chairman of the Board & Chief Executive Officer	2015	Managing Partner and CEO of StoneCastle Partners, LLC	StoneCastle Partners, LLC; StoneCastle Cash Management, LLC; StoneCastle LLC

George Shilowitz	48	Director & President	2014	Managing Partner and Senior Portfolio Manager of StoneCastle Partners, LLC	StoneCastle Partners, LLC
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Independent Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Alan Ginsberg	51	Director, Member of Audit Committee and Risk Management Committee	2016	Managing Director, Bank America Securities until 5/08; Partner, CChange Investments 5/08 to 8/09; Senior Advisor, StoneCastle Partners 5/10 to 5/13	Chairman, External Advisory Board of Peabody Museum at Yale University

Emil Henry, Jr.	53	Director, Member of Audit Committee and Risk Management Committee	2015	CEO and Founder of Tiger Infrastructure Partners	Chairman, Board of Directors of Tiger Cool Express, LLC

Clara Miller	64	Director, Member of Audit Committee and Risk Management Committee	2014	Non-Profit Finance Fund 10/84-3/11; The F.B. Heron Foundation 3/11-present	GuideStar, The Robert Sterling Clark Foundation, and Family Independence Initiative

Executive Officers Who Are Not Directors

Name	Age	Position(s) Held with Company	Principal Occupation(s) Last 5 Years
Erik Minor	45	Chief Financial Officer	Managing Director, StoneCastle Partners, LLC

Rachel Schatten	43	General Counsel, Chief Compliance Officer and Secretary	Prior to 2013, General Counsel and Chief Compliance Officer of Hardt Group, General Counsel and Chief Compliance Officer of StoneCastle Partners, LLC

Biographical Information

Interested Directors

The following sets forth certain biographical information for the Interested Directors. An Interested Director is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act:

Joshua S. Siegel. Chief Executive Officer & Chairman of the board of directors. Mr. Siegel is the founder and Managing Partner of StoneCastle Partners and serves as its Chief Executive Officer. With over 20 years of experience in financial services, 17 of which have been spent advising clients and investing in financial institutions or assets, he is widely regarded as a leading expert and investor in the banking industry and is often quoted in financial media, including The Wall Street Journal, The New York Times, American Banker, and CNNMoney. In addition, he speaks frequently at industry events, including those hosted by the American Bankers Association, Conference of State Bank Supervisors, FDIC, Federal Reserve Bank and SNL Financial. A creative instructor with a passion for teaching, Joshua has regularly been invited to educate government regulators about the specialized community banking sector. He also serves as Adjunct Professor at the Columbia Business School in New York City. Immediately prior to co-founding StoneCastle, Joshua was a co-founder and Vice President of the Global Portfolio Solutions Group at Citigroup, a group organized to finance portfolios of financial assets for corporations and to invest in the sector as a principal and market maker. He later assumed responsibility for developing new products, including pooled investment strategies for the community banking sector. Joshua originally joined Salomon Brothers in 1996 (which was merged into Travelers in 1998 and into Citigroup in 1999) in the tax and lease division, providing financing and advisory services to government-sponsored enterprises and Fortune 500 corporations. Prior to his

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tenure at Citigroup, Joshua worked at Sumitomo Bank where he served as a corporate lending officer, as a banker managing equipment lease and credit derivative transactions, and as a member of the New York Credit Committee and at Charterhouse, carrying out merchant banking and private equity transactions. Joshua has provided strategic advice to the Global Food Banking Network. He also provides annual economic support to Prep for Prep to make sure academic brilliance is recognized and nurtured without regard to a student’s economic, demographic or sociological impediments. He holds a B.S. in Management and Accounting from Tulane University.

George Shilowitz. President and Director. Mr. Shilowitz is a Managing Partner of StoneCastle Partners and serves as the Senior Portfolio Manager of StoneCastle Partners. Mr. Shilowitz has two decades of fixed income and principal investment experience. Mr. Shilowitz worked with StoneCastle since its founding in 2003 and became a partner in 2007. Prior to joining StoneCastle, Mr. Shilowitz was a senior executive at Shinsei Bank and participated in its successful turnaround, sponsored by J.C. Flowers & Co. and Ripplewood Partners. At Shinsei, Mr. Shilowitz managed various business units, including Merchant Banking and Principal Finance and was the President of its wholly-owned subsidiary, Shinsei Capital (USA) Limited. Prior to Shinsei, Mr. Shilowitz was a senior member of the Principal Transactions Group at Lehman Brothers in Asia from 1997-2000, focusing on proprietary investments and debt portfolio acquisitions from distressed financial institutions. From 1995-1997, he was a member of Salomon Brothers’ asset finance group where he met and first collaborated with Mr. Siegel. Mr. Shilowitz began his career in 1991 at First Boston Corporation (now Credit Suisse) as a member of the fixed income mortgage arbitrage group and also held positions in the financial engineering group and in asset finance investment banking where he focused on banks and specialty finance companies. He holds a B.S. in Economics from Cornell University.

Independent Directors

The following sets forth certain biographical information for the Independent Directors. Independent Directors are not “interested persons” of StoneCastle Financial Corp., as defined by the Investment Company Act:

Alan Ginsberg. Mr. Ginsberg has more than 25 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc. in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA’s Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Banc of America Securities Financial Institutions Group. Mr. Ginsberg has advised on more than 65 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves as Chairman of Yale’s Peabody Museum Advisory Board, and he served as a Senior Advisor to StoneCastle Partners from 2010 until May 2013.

Emil W. Henry, Jr. Mr. Henry is the former Assistant Secretary of the U.S. Treasury for Financial Institutions, is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on global infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was

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Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm’s investment activities. Before attending business school, Mr. Henry was a member of the principal investing arm of Morgan Stanley, where he was involved in the execution of leveraged buyouts on the firm’s behalf. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Clara Miller. Ms. Miller is President of The F. B. Heron Foundation, which helps people and communities help themselves out of poverty. Prior to assuming the Foundation’s presidency, Ms. Miller was President and CEO of Nonprofit Finance Fund which she founded and ran from 1984 through 2010. Ms. Miller was named to The NonProfit Times “Power and Influence Top 50” for the five years from 2006 through 2010. She was awarded a Bellagio Residency in 2010 by The Rockefeller Foundation. In addition to serving on The F. B. Heron Foundation’s board, Ms. Miller is on the boards of GuideStar, The Robert Sterling Clark Foundation, and Family Independence Initiative. She is also a member of Social Investment Committee of the Kresge Foundation. In 2010, Ms. Miller became a member of the first Nonprofit Advisory Committee of the Financial Accounting Standards Board. In 1996, Ms. Miller was appointed by President Clinton to the U.S. Treasury’s first Community Development Advisory Board for the then-newly-created Community Development Financial Institutions Fund. She later served as its Chair. She chaired the Opportunity Finance Network board for six years and was a member of the Community Advisory Committee of the Federal Reserve Bank of New York for eight years. Other prior board affiliations include Grantmakers for Effective Organizations, Enterprise Community Loan Fund, Community Wealth Ventures and Working Today. Ms. Miller speaks and writes extensively about nonprofit capitalization and finance and has been published in The Financial Times, Stanford Social Innovation Review, The Nonprofit Quarterly and the Chronicle of Philanthropy.

Executive Officers Who Are Not Directors

Erik Minor. Chief Financial Officer. Mr. Minor is a Managing Director at StoneCastle Partners and is the co-founder and Chief Operating Officer at StoneCastle Cash Management. Mr. Minor is responsible for the operating infrastructure, information technology and finance departments. He has over 20 years of experience in the banking and brokerage industry. Previously, Mr. Minor was involved in launching a Credit Strategies Fund and served as Head of Risk Controlling Production for the Americas at Deutsche Bank. Prior to these positions, Mr. Minor spent ten years in controller-related roles at Lehman Brothers and Morgan Stanley. Mr. Minor has been involved in various philanthropic activities including serving as Trustee of Christian Bible Ministries. He received a BS in Accounting from Seton Hall University, as well as an MBA in Finance and Information Systems from New York University.

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Rachel Schatten. General Counsel, Chief Compliance Officer and Secretary. Ms. Schatten had over 12 years of investment adviser experience prior to joining StoneCastle Partners as General Counsel and Chief Compliance Officer in 2013. From 2004 to 2013, she served as the U.S. General Counsel and Chief Compliance Officer of a subsidiary of Hardt Group Investments AG, an international fund of funds, and the General Securities Principal of its affiliated broker-dealer since its inception through its subsequent sale. Prior to her tenure at the Hardt Group, Ms. Schatten was an Associate in the investment management group of Schulte Roth & Zabel LLP, where she counseled investment advisers on developing and structuring new hedge funds, including domestic and offshore entities, master feeder funds, and funds of funds. She holds Series 7, 63 and 24 licenses and is admitted to practice law in New York. She graduated Cum Laude from Albany Law School of Union University, where she was an associate editor of the Albany Law Review and a member of the Justinian Society and received a B.A. from Binghamton University.

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Privacy Notice

StoneCastle Financial Corp. (“we” or “us”) is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1. information we receive from you on applications or other forms;

2. information about your transactions with us, our affiliates, or others;

3. information collected through the Internet; and

4. information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1. To provide you with information relating to us;

2. To provide third parties with statistical information about the users of our website;

3. To monitor and conduct an analysis of our Website traffic and usage patterns; and

4. To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (212) 354-6500.

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Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Company’s Form N-Q may also be obtained upon request and without charge by calling (212) 354-6500 or on the Company’s website at www.StoneCastle-Financial.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (212) 354-6500; (2) at www.StoneCastle-Financial.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company’s portfolio during the period ended December 31, 2013 is available upon request and without charge (1) at www.StoneCastle-Financial.com or by calling (212) 354-6500 and (2) on the SEC’s website at http://www.sec.gov.

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Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Company, if any, paid during its taxable year ended December 31, 2013.

The Company reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Company reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

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STONECASTLE FINANCIAL CORP.

BOARD OF DIRECTORS

Interested Directors(1)

Joshua Siegel, Chairman of the Board of Directors

George Shilowitz

Independent Directors

Alan Ginsberg

Emil Henry, Jr.

Clara Miller

OFFICERS

Joshua S. Siegel, Chief Executive Officer

George Shilowitz, President

Erik Minor, Chief Financial Officer

Rachel Schatten, General Counsel, Chief Compliance Officer and Secretary

INVESTMENT ADVISOR

StoneCastle Asset Management LLC

152 West 57th St, 35th Floor

New York, NY 10019

(1)	As defined under the Investment Company Act of 1940, as amended.

Item 2. Code of Ethics.

(a)	The registrant (“Company”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant posts its code of ethics referenced in Item 2(a) above on its Internet website at www.stonecastle-financial.com.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Alan Ginsberg is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Mr.Ginsberg has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Mr. Ginsberg has been involved in providing financial advisory services to financial institutions for more than 25 years. Mr Ginsberg’s financial advisory services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fee billed in the registrant’s initial fiscal period, from November 13, 2013 (commencement of operations) to December 31, 2013, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $45,000.

Audit-Related Fees

(b)	The aggregate fee billed in the registrant’s initial fiscal period, from November 13, 2013 (commencement of operations) to December 31, 2013, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0.

Tax Fees

(c)	The aggregate fee billed in the registrant’s initial fiscal period, from November 13, 2013 (commencement of operations) to December 31, 2013, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $2,500.

The service includes the preparation of the registrant’s 2013 federal and state tax returns, and tax return extensions, if applicable.

All Other Fees

(d)	The aggregate fee billed in the registrant’s initial fiscal period, from November 13, 2013 (commencement of operations) to December 31, 2013, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item was $0.

(e)(1)	Audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee (“Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific preapproval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval unless the Committee provides for a different period. The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman, or any other Committee member, the authority to approve the provision of and fees for any specific engagement of permitted non-audit services.

(e)(2)	None of the services described in Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2012.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Alan Ginsberg, Emil Henry, Jr., and Clara Miller.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Company’s Proxy Voting Policies and Procedures is attached herewith.

STONECASTLE FINANCIAL CORP.

PROXY VOTING PROCEDURES

A. General

The board of directors (the “Board”) of StoneCastle Financial Corp. (the “Company”), including a majority of the directors that are not “interested persons” of the Company under Section 2(a)(19) of the Investment Company Act of 1940, as amended, have adopted these proxy voting policies for the Company in substantially the same form as they apply to all clients of StoneCastle Asset Management LLC (the “Advisor”). Subject to the Board’s oversight, the implementation of the Company’s proxy voting policy has been delegated to the Advisor. It is the policy of the Advisor to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom the Advisor provides discretionary investment management services and has authority to vote their proxies. The Advisor will make every effort to consult with the portfolio manager and/or analyst covering the security subject to each proxy.

All proxy voting decisions made by the Advisor on behalf of the Company will be determined by the Advisor’s Investment Committee and executed by the Company’s Chief Executive Officer (the “CEO”).

The Advisor, on behalf of the Company, will vote for routine matters (e.g. the ratification of auditors, etc.) in accordance with the recommendation of the Advisor’s Investment Committee unless the Advisor determines it has a conflict of interest with respect to such vote or the Advisor determines that there are other reasons not to vote in accordance with the recommendation of the Advisor’s Investment Committee.

The Advisor, on behalf of the Company, will vote or abstain from voting if deemed appropriate, on non-routine matters (e.g. the election of directors, amendments to governing instruments, compensation proposals, corporate governance proposals, shareholder proposals, etc.) on a case-by-case basis in a manner it believes to be in the best economic interests of the Company’s stockholders.

Although the Advisor will generally vote against proposals that may have a negative impact, the Advisor may vote for such a proposal if there is a compelling long-term reason to do so. The Advisor may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

The CEO is responsible for monitoring the Advisor’s actions under this proxy voting policy and for ensuring that:

•	Proxies are received and forwarded to the appropriate decision makers; and

•	Proxies are voted in a timely manner upon receipt of voting instructions.

The Advisor, on behalf of the Company, is not responsible for voting proxies that it or the Company does not receive, but will make reasonable efforts to obtain missing proxies.

The CEO is responsible for implementing and executing procedures designed to identify and monitor potential conflicts of interest that could affect the proxy voting process including:

•	Significant relationships between the Advisor, its affiliates and clients on one hand and the Company on the other;

•	Other potential material business relationships of the Advisor, its affiliates and clients on one hand and the Company on the other; and

•	Material personal and family relationships of the Advisor, members of the Advisory Committee, its officers, members and directors on one hand and the Company on the other.

The Advisor’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest. Conflicts of interest that involve the Advisor, its affiliates and its officers, directors, members or employees on one hand, and the Company on the other, will generally be fully disclosed and/or resolved in a way that favors the interests of the Company over the interests of the Advisor, its affiliates and its officers, directors, members or employees. If an employee of the Advisor believes that a conflict of interest has not been identified or appropriately addressed, that employee should promptly bring the issue to the attention of the Advisor’s Chief Compliance Officer.

Conflicts based on a business relationship with the Advisor or any affiliate will be considered only to the extent that the Advisor has actual knowledge of such relationships. If the Advisor determines that voting a particular proxy would create a material conflict of interest between the Advisor’s interests and the interests of clients, the Advisor may:

•	disclose the conflict to the client and obtain the client’s consent before voting the proxy; or

•	establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

B. Reporting and Disclosure

Once each year, the Advisor on behalf of the Company, or its designee, shall provide the entire voting record of the Company for the past year electronically in accordance with the posting of such proxy voting records by the Company on Form N-PX. The Advisor may delegate the preparation and filing of Form N-PX to the Company’s administrator or other service provider.

The Advisor shall disclose in its Form ADV how other clients can obtain information on how their securities were voted. The Advisor shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the SEC website.

C. Recordkeeping

The Company shall retain records relating to the voting of proxies, including:

1   A copy of these proxy voting policy and procedures.

2   A copy of each proxy statement received by the Company regarding its portfolio securities.

3   A record of each vote cast by the Advisor on behalf of the Company.

4   A copy of each written request by the Company on how the Advisor voted proxies on behalf of its account, and a copy of any written response by the Advisor.

5   A copy of any document prepared by the Advisor that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the Company’s principal place of business.

Adopted September 10, 2013

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The members of the registrant’s Advisor’s investment committee (the “Investment Committee”) are primarily responsible for the day-to-day management of the registrant’s portfolio. The Investment Committee is currently comprised of Joshua Siegel, George Shilowitz, Erik Eisenstein and Robert McPherson. George Shilowitz is the chairperson of the Investment Committee. The Investment Committee’s policy is that unanimous consent is required to approve the committee’s decision to invest in a security, and the consent of only two members is required to sell a security. Each member of the Investment Committee has served in such capacity since the registrant’s commencement in 2013. Information about each Investment Committee member’s principal occupation and other business experience during the past five years is set forth below.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Joshua Siegel	Chairman of the Board & Chief Executive Officer	Managing Partner and CEO of StoneCastle Partners

George Shilowitz	Director & President	Managing Partner and Senior Portfolio Manager of StoneCastle Partners

Erik Eisenstein	None	Senior Bank Analyst and a Director at StoneCastle Partners; Adjunct Professor at Kingsborough Community College

Robert McPherson	None	Attorney at McPherson Law Firm; Managing Director at StoneCastle Partners

(a)(2)	As of December 31, 2013:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Joshua Siegel	Other Pooled Investment Vehicles:	6	$1.6 Billion	0	$0
George Shilowitz	Other Pooled Investment Vehicles:	6	$1.6 Billion	0	$0
Joshua Siegel	Other Accounts:	631	$4.9 Billion	3	$30 Million
George Shilowitz	Other Accounts:	631	$4.9 Billion	3	$30 Million
Erik Eisenstein	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Robert McPherson	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Potential Conflicts of Interests

The Advisor and its affiliates may manage funds and accounts other than those of the registrant that have similar investment objectives. The investment policies, Advisor compensation arrangements and other circumstances of the registrant may vary from those of these other funds and accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the registrant and those other accounts. In certain cases, investment opportunities may be made available to the registrant by our Advisor other than on a pro rata basis. For example, the registrant may desire to retain an asset at the same time that one or more of those other funds or accounts desires to sell, or the registrant may not have additional capital to invest at the same time as such other funds and accounts. The Advisor intends to allocate investment opportunities to the registrant and those other funds and accounts in a manner that they believe, in their good faith judgment and based upon their fiduciary duties, to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the registrant and other funds or accounts. To the extent that investment opportunities are suitable for the registrant and for one of these other funds or accounts, the Advisor intends to allocate investment opportunities pro rata among the registrant and them based on the amount of funds each then has available for such investment, taking into account these factors.

There may be situations in which one or more funds or accounts managed by the Advisor or its affiliates might invest in different securities issued by the same company. It is possible that if the target company’s financial performance and condition deteriorates such that one or both investments are or could be impaired, the Advisor might face a conflict of interest given the difference in seniority of the respective investments. In such situations, the Advisor would review the conflict on a case-by-case basis and implement procedures consistent with its fiduciary duties to enable it to act fairly to each of its clients in the circumstances. Any steps by the Advisor will take into consideration the interests of each of the affected clients, the circumstances giving rise to the conflict, the procedural efficacy of various methods of addressing the conflict and applicable legal requirements.

Our board of directors, including a majority of our directors who are independent, is responsible for reviewing and approving the terms of all transactions between the registrant and the Advisor or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of the registrant’s investments and investment transactions and the review of any investment decisions that may present potential conflicts of interest among the Advisor and its affiliates, on one hand, and the registrant, on the other. The board of directors, including a majority of the directors who are independent, is also responsible for reviewing the Advisor’s performance and the fees and expenses that paid to the Advisor. In addition, the Advisor’s compliance department and legal department will oversee its conflict-resolution system. The program places particular emphasis on the principle of fair and equitable allocation of appropriate opportunities and of common fees and expenses to the Advisor’s clients over time. The Advisor has agreed that it will allocate opportunities, fees and expenses among its clients pursuant to its written policies and procedures.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

With respect to the compensation of the portfolio managers, the Advisor’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of StoneCastle Asset Management (“Advisor”), and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers may be responsible for multiple accounts (including ours) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Advisor, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Advisor’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and may include stock options in the Advisor and long-term incentives that vest over a set period of time past the award date.

(a)(4)	Disclosure of Securities Ownership

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Joshua S. Siegel	Over $1,000,000
George Shilowitz	Over $1,000,000
Erik Eisenstein	None
Robert McPherson	None

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s initial fiscal period, from November 13, 2013 (commencement of operations) to December 31, 2013, covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics – See Item 2.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StoneCastle Financial Corp.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer &
Chairman of the Board
(principal executive officer)

Date	3/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer &
Chairman of the Board
(principal executive officer)

Date	3/6/14

By (Signature and Title)*	/s/ Erik Minor
Erik Minor, Chief Financial Officer
(principal financial officer)

Date	3/6/14

* Print the name and title of each signing officer under his or her signature.